Exhibit 10.9
REORGANIZATION AGREEMENT
Dated as of                     , 2009

Schedules:

Schedule I	Management Members
Schedule II	Reorganization Documents
Schedule III	H&F Subscribing Parties
Schedule IV	ERX Members
Schedule V	Pre-Reorganization Company Stockholders

(i)

Exhibits:

Exhibit A	Amended and Restated Certificate of Incorporation
Exhibit B	Amended and Restated Bylaws of the Company
Exhibit C	EBS Acquisition Merger Agreement
Exhibit D	Harrington Merger Agreement
Exhibit E	Amendment No. 1 to Fifth Amended and Restated EBS LLC Agreement
Exhibit F	Stockholders Agreement
Exhibit G	Investors Tax Receivable Agreement (Reorganizations)
Exhibit H	Investors Tax Receivable Agreement (Exchanges)
Exhibit I	Management Tax Receivable Agreement
Exhibit J	Amendment No. 2 to the Fifth Amended and Restated EBS LLC Agreement
Exhibit K	Common Stock Subscription and EBS Unit Vesting Agreement
Exhibit L	Sixth Amended and Restated LLC Agreement of EBS Master
Exhibit M	Unit Purchase Agreement

(ii)

REORGANIZATION AGREEMENT
          REORGANIZATION AGREEMENT, dated as of                     , 2009, by and among Emdeon Inc., a Delaware corporation (the “Company”), EBS Acquisition II, LLC, a Delaware limited liability company (“EBS Acquisition II”), Hellman & Friedman Capital Associates VI, L.P., a Delaware limited partnership (“H&F Capital Associates”), Hellman & Friedman Capital Executives VI, L.P., a Delaware limited partnership (“H&F Capital Executives”), HFCP VI Domestic AIV, L.P., a Delaware limited partnership (“HFCP Domestic”), H&F Harrington AIV I, L.P., a Delaware limited partnership (“Harrington LP”), Hellman & Friedman Investors VI, L.P., a Delaware limited partnership (“H&F GP”), H&F Harrington Inc., a Delaware corporation (“Harrington Inc.”), H&F Harrington AIV II, L.P., a Delaware limited partnership (“Harrington AIV”), the ERX Members of EBS Master LLC set forth on Schedule IV hereto (the “ERX Members”), EBS Holdco I, LLC, a Delaware limited liability company (“Sub 1”), EBS Holdco II, LLC, a Delaware limited liability company (“Sub 2”), EBS Executive Incentive Plan LLC, a Delaware limited liability company (the “Plan Member”), and EBS Master LLC, a Delaware limited liability company (“EBS Master”).
RECITALS
          WHEREAS, the Board of Directors of the Company (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of the Company’s Class A Common Stock, par value $0.00001 per share;
          WHEREAS, the Company, the Pre-Reorganization HF Members (as defined below), the ERX Members and EBS Acquisition II collectively own 100% of the outstanding equity interests in EBS Master (without giving effect to the Grant Units (as defined below) held by the Plan Member);
          WHEREAS, the Board, the Pre-Reorganization HF Members, the ERX Members and EBS Acquisition II have each determined that it is advisable and in the best interests of EBS Master and its equityholders to effect the Reorganization Transactions (as defined below) and the IPO; and
          WHEREAS, in connection with the consummation of the Reorganization Transactions and the IPO, the applicable parties hereto intend to enter into the Reorganization Documents (as defined below).
          NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS
          1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:
          “Additional IPO Closing” means any additional closing of the sale of Class A Common Stock in the IPO pursuant to the exercise of the underwriters’ over-allotment option, which closing may occur on the same date and time as the IPO Closing.
          “Amended and Restated Certificate of Incorporation” has the meaning set forth in Section 2.1(a)(i).
          “Board” has the meaning set forth in the recitals of this Agreement.
          “Class A Common Stock” shall mean Class A Common Stock, par value $0.00001 per share, of the Company, having the rights set forth in the Amended and Restated Certificate of Incorporation.
          “Class B Common Stock” shall mean Class B Common Stock, par value $0.00001 per share, of the Company, having the rights set forth in the Amended and Restated Certificate of Incorporation.
          “Common Stock” means, collectively, the Class A Common Stock and Class B Common Stock.
          “Company” has the meaning set forth in the preamble of this Agreement.
          “EBS Acquisition II” has the meaning set forth in the preamble to this Agreement.
          “EBS Acquisition Merger Agreement” has the meaning set forth in Section 2.1(a)(iv).
          “EBS Executive Equity Incentive Plan” means the Amended and Restated EBS Executive Equity Incentive Plan of EBS Master.
          “EBS Incentive Plan” means the Amended and Restated EBS Incentive Plan of EBS Master.
          “EBS Master” has the meaning set forth in the preamble to this Agreement.
          “EBS Master Management Incentive Plans” means the EBS Executive Equity Incentive Plan and the EBS Incentive Plan.
          “EBS Units” has the meaning set forth in Section 2.1(a)(vii).

          “ERX Class B Shares” has the meaning set forth in Section 2.1(a)(ix).
          “ERX Members” has the meaning set forth in the preamble to this Agreement.
          “GA EBS II Equityholders” means, collectively, General Atlantic Partners 84, L.P., a Delaware limited partnership, GAP-W, LLC, GapStar, LLC, GAPCO GmbH & Co. KG, GAP Coinvestments CDA, L.P., GAP Coinvestments III, LLC, and GAP Coinvestments IV, LLC.
          “GA Parties” means, collectively, the GA EBS II Equityholders and General Atlantic Partners 83, L.P., a Delaware limited partnership (“GAP 83”).
          “Grant Units” shall mean, collectively, the Grant A Units and Grant B Units of EBS Master that have been issued directly to the Plan Member on or prior to the date hereof.
          “H&F Capital Associates” has the meaning set forth in the preamble to this Agreement.
          “H&F Capital Executives” has the meaning set forth in the preamble to this Agreement.
          “H&F Class B Shares” has the meaning set forth in Section 2.1(a)(vii).
          “H&F GP” has the meaning set forth in the preamble to this Agreement.
          “H&F Subscribing Party” has the meaning set forth in Section 2.1(a)(vii).
          “Harrington AIV” has the meaning set forth in the preamble to this Agreement.
          “Harrington Inc.” has the meaning set forth in the preamble to this Agreement.
          “Harrington LP” has the meaning set forth in the preamble to this Agreement.
          “Harrington Merger Agreement” has the meaning set forth in Section 2.1(a)(vi).
          “HFCP Domestic” has the meaning set forth in the preamble to this Agreement.
          “Investors Tax Receivable Agreement (Reorganizations)” has the meaning set forth in Section 2.1(b)(i).

          “Investors Tax Receivable Agreement (Exchanges)” has the meaning set forth in Section 2.1(b)(i).
          “Investors Tax Receivable Agreements” means the Investors Tax Receivable Agreement (Reorganizations) and the Investors Tax Receivable Agreement (Exchanges).
          “IPO” has the meaning set forth in the recitals of this Agreement.
          “IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO (without giving effect to any exercise of the underwriters’ over-allotment option).
          “IPO Effective Time” means the date and time on which the Registration Statement is declared effective by the Securities and Exchange Commission.
          “Issued Shares” has the meaning set forth in Section 3.2(d).
          “Management Members” means those individuals that are participants in the EBS Executive Equity Incentive Plan and listed on Schedule I hereto.
          “Management Tax Receivable Agreement” has the meaning set forth in Section 2.1(b)(ii).
          “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, trust, unincorporated organization, government or any agency or political subdivision thereof, or any group comprised of two or more of the foregoing.
          “Phantom Awards” means awards issued under the EBS Incentive Plan.
          “Plan Member” has the meaning set forth in the preamble to this Agreement.
          “Post-IPO HF Stockholders” means, collectively, H&F Capital Associates, H&F Capital Executives, HFCP Domestic Harrington AIV and H&F GP.
          “Post-Reorganization EBS Master Members” means the Company, Sub 1, Sub 2, the H&F Subscribing Parties, the ERX Members and the Management Members.
          “Pre-Reorganization HF Members” means, collectively, H&F Capital Associates, H&F Capital Executives, HFCP Domestic and Harrington L.P.
          “Registration Statement” means the registration statement on Form S-1 (File No. 333-153451) filed by the Company with the Securities and Exchange Commission in connection with the IPO.

          “Reorganization Documents” means the documents listed on Schedule II hereto, each in the form attached as an exhibit hereto.
          “Reorganization Transactions” has the meaning set forth in Section 2.1.
          “Restricted Stock Units” means restricted stock units, issued under the Emdeon Inc. 2009 Equity Incentive Plan, entitling the holder to receive shares of Class A Common Stock upon vesting.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Sub 1” has the meaning set forth in the preamble to this Agreement.
          “Sub 2” has the meaning set forth in the preamble to this Agreement.
          1.2 Other Definitional Provisions.
               (a) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.
               (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
ARTICLE II
THE REORGANIZATION
          2.1 Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1 (collectively, the “Reorganization Transactions”):
               (a) At such time prior to the IPO Effective Time as H&F GP and the GA Parties shall mutually agree, the applicable parties hereto shall take the actions set forth below (or cause such actions to take place):
          (i) The Company shall adopt and file with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation of the Company, in the form of Exhibit A hereto (the “Amended and Restated Certificate of Incorporation”), that, among other things, shall (x) authorize the Company to issue up to 400,000,000 shares of Class A Common Stock and 52,000,000 shares of Class B Common Stock and (y) reclassify the outstanding shares of common stock held by the Company’s stockholders immediately prior to the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware into an aggregate of 56,000,000 shares of

Class A Common Stock, with each such stockholder receiving the number of shares of Class A Common Stock set forth opposite its name on Schedule V hereto.
          (ii) The Board shall adopt amended and restated bylaws of the Company in the form of Exhibit B hereto.
          (iii) The Company shall redeem from its existing stockholders an aggregate of 4,000,000 shares of Class A Common Stock in exchange for the rights to receive payments in respect of certain cash tax savings of the Company that are the subject of the Investors Tax Receivable Agreement (Reorganizations) and that relate to the Company and transactions entered into by the existing stockholders of the Company, which rights shall be immediately contributed by such stockholders to GA ITR Holdco, L.P., a Delaware limited partnership, in exchange for ownership interests in GA ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (iv) Pursuant to the terms of an agreement and plan of merger to be entered into by and among the Company, EBS Acquisition II and Sub 1 in the form of Exhibit C hereto (the “EBS Acquisition Merger Agreement”), EBS Acquisition II shall merge with and into Sub 1, with Sub 1 being the surviving entity in the merger. In accordance with the terms of the EBS Acquisition Merger Agreement, as consideration for their interests in EBS Acquisition II, the GA EBS II Equityholders shall receive (x) an aggregate of 13,773,913.04 shares of Class A Common Stock and (y) the rights to receive payments in respect of certain cash tax savings of the Company that are the subject of the Investors Tax Receivable Agreement (Reorganizations) and that relate to EBS Acquisition II and transactions entered into by the GA EBS II Equityholders, which rights shall be immediately contributed by the GA EBS II Equityholders to GA ITR Holdco, L.P. in exchange for ownership interests in the GA ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (v) Pursuant to a plan of liquidation, Harrington LP shall dissolve and distribute 1.064% of its interest in EBS Master to H&F GP and 98.936% of its interest in EBS Master to Harrington Inc.
          (vi) Pursuant to the terms of an agreement and plan of merger to be entered into by and among the Company, Harrington Inc. and Sub 2 in the form of Exhibit D hereto (the “Harrington Merger Agreement”), Harrington Inc. shall merge with and into Sub 2, with Sub 2 being the surviving entity in the merger. In accordance with the terms of the Harrington Merger Agreement, (x) as consideration for its interests in Harrington Inc, Harrington AIV, in its capacity as the sole stockholder of Harrington Inc., shall receive (x) 11,639,697 shares of Class A Common Stock and (y) the rights to receive payments in respect of certain cash tax savings of the Company that are the subject of the Investors Tax

Receivable Agreement (Reorganizations) and that relate to Harrington Inc. and transactions entered into by Harrington AIV, which rights shall be immediately contributed by Harrington AIV to H&F ITR Holdco, L.P., a Delaware limited partnership, in exchange for ownership interests in H&F ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (vii) H&F Capital Associates, H&F Capital Executives, HFCP Domestic and H&F GP (each, an “H&F Subscribing Party”) each hereby subscribes for and each H&F Subscribing Party agrees to pay for, at a price of $0.00001 per share, that number of shares of Class B Common Stock (the “H&F Class B Shares”), equal to the number of units of EBS Master (“EBS Units”) owned by such H&F Subscribing Party immediately prior to the IPO Effective Time (such number to be determined after giving effect to a unit split referred to in Section 2.1(a)(xi)), as set forth on Schedule III hereto. The H&F Subscribing Parties shall receive, along with the Class B Shares, the rights to enter into the Investors Tax Receivable Agreement (Exchanges), which rights shall be immediately contributed by the H&F Subscribing Parties to H&F ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (viii) The Company shall issue the H&F Class B Shares to the H&F Subscribing Parties upon payment therefor.
          (ix) Each ERX Member hereby subscribes for and each ERX Member agrees to pay for, at a price of $0.00001 per share, that number of shares of Class B Common Stock (the “ERX Class B Shares”) equal to the number of EBS Units owned by such ERX Member immediately prior to the IPO Effective Time (such number to be determined after giving effect to a unit split referred to in Section 2.1(a)(xi)), as set forth on Schedule IV hereto.
          (x) The Company shall issue the ERX Class B Shares to the ERX Members upon payment therefor.
          (xi) The Company, EBS Master, Sub 1, Sub 2, the ERX Members and the H&F Subscribing Parties shall, and each agrees to, enter into Amendment No. 1 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master, in the form of Exhibit E hereto, pursuant to which, (x) Exhibit A to such limited liability company agreement shall be amended to reflect the addition of Sub 1, Sub 2 and H&F GP as members of EBS Master and the unit split and (y) the Company shall be appointed as the sole managing member of EBS Master.

          (xii) The Company, the GA Parties, the Post-IPO HF Stockholders, the ERX Members and the Management Members shall enter into a stockholders agreement, in the form of Exhibit F hereto.
          (xiii) The existing stockholders of the Company and the GA EBS II Equityholders shall contribute all of their present and future rights in respect of the Investors Tax Receivable Agreement (Reorganizations) to GA ITR Holdco, L.P. in exchange for ownership interests in GA ITR Holdco, L.P., and Harrington AIV and the H&F Subscribing Parties shall contribute all of their present and future rights in respect of the Investors Tax Receivable Agreements to H&F ITR Holdco, L.P. in exchange for ownership interests in H&F ITR Holdco, L.P.
          (xiv) GA ITR Holdco, L.P. and H&F ITR Holdco, L.P. shall contribute all of their rights in respect of the Investors Tax Receivable Agreements to GA-H&F ITR Holdco, L.P., a Delaware limited partnership, in exchange for ownership interests in GA-H&F ITR Holdco, L.P.
          (xv) The Company shall provide the ERX Members and the Management Members at least 3 days’ notice prior to the closing of the transactions contemplated by this Section 2.1(a). Such notice may be given by email, telephone or telecopy, and shall be deemed immediately effective when given.
               (b) Prior to the IPO Closing, the applicable parties hereto shall take the actions set forth below (or cause such actions to take place):
          (i) The Company, GA-H&F ITR Holdco, L.P., H&F ITR Holdco, L.P. and GA ITR Holdco, L.P., shall enter into (A) the tax receivable agreement (the “Investors Tax Receivable Agreement (Reorganizations)”), in the form of Exhibit G hereto and (2) the tax receivable agreement (the “Investors Tax Receivable Agreement (Exchanges)”) in the form of Exhibit H hereto.
          (ii) The Company and the Management Members shall enter into a tax receivable agreement (the “Management Tax Receivable Agreement”), in the form of Exhibit I hereto.
               (c) With respect to the EBS Master Management Incentive Plans, after the IPO Effective Time and prior to the IPO Closing, the applicable parties hereto shall take the actions set forth below (or cause such actions to take place):
          (i) The Company, EBS Master, Sub 1, Sub 2, the ERX Members and the H&F Subscribing Parties shall, and each agrees to, enter into Amendment No. 2 to the Fifth Amended and Restated Limited

Liability Company Agreement of EBS Master, in the form of Exhibit J hereto, pursuant to which all outstanding Grant Units issued to the Plan Member under the EBS Executive Equity Incentive Plan shall be converted into vested and unvested EBS Units and certain other rights, including rights to enter into the Management Tax Receivable Agreement (the “TRA Rights”).
          (ii) The Company, as managing member of EBS Master shall adopt resolutions pursuant to which (x) the accumulated appreciation in value since the date of grant of all outstanding Grant Units issued to the Plan Member under the EBS Executive Equity Incentive Plan shall be converted into vested and unvested EBS Units (based on the public offering price of the Class A Common Stock in the IPO) and certain other rights, including the TRA Rights, (y) the Grant Units issued to the Plan Member under the EBS Executive Equity Incentive Plan shall be cancelled and (z) a plan of liquidation for the Plan Member shall be approved pursuant to which the EBS Units and TRA Rights shall be distributed to the members of the Plan Member and the class units issued by the Plan Member to the Management Members shall be cancelled.
          (iii) The Board of Directors of the Company (both for itself and as managing member of EBS Master) shall adopt resolutions pursuant to which (x) the accumulated appreciation in value since the date of grant of each outstanding Phantom Award that has vested prior to the IPO Closing shall be converted into the number of             shares of Class A Common Stock as determined by the Boards of Directors of the Company and EBS Master (based on the public offering price of the Class A Common Stock in the IPO) and (y) the accumulated appreciation in value since the date of grant of each outstanding Phantom Award that has not vested prior to the IPO Closing shall be converted into the number of Restricted Stock Units as determined by the Board of Directors of the Company (based on the public offering price of the Class A Common Stock in the IPO).
          (iv) Pursuant to the plan of liquidation described in Section 2.1(c)(ii) hereof, the Plan Member shall dissolve.
          (v) Pursuant to Common Stock Subscription and EBS Unit Vesting Agreements with the Company in the form of Exhibit K hereto, each Management Member shall subscribe for a number of shares of Class B Common Stock, at a price of $0.00001 per share, equal to the number of vested and unvested EBS Units owned by such Management Member, and the Company shall issue such Class B Common Stock to such Management Member upon payment therefor.
          (vi) EBS Master and the Post-Reorganization EBS Master Members shall enter into the Sixth Amended and Restated Limited

Liability Company Agreement of EBS Master, in the form of Exhibit L hereto, (x) to reflect various post IPO agreements and (y) to reflect a new Exhibit A thereto to reflect the addition of the Management Members as members of EBS Master.
               (d) If at the time of the pricing of the IPO, any of the Management Members determine to sell, and the Company determines to purchase (using a portion of the proceeds from the IPO), EBS Units (and corresponding shares of Class B common stock) held by such Management Members, the Company and the such Management Members will enter into the Unit Purchase Agreement in the form of Exhibit M hereto.
          2.2 Consent to Reorganization Transactions.
               (a) Each of the parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions. Each of the parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions.
               (b) The parties hereto shall deliver to each other, as applicable, prior to, at or as soon as practicable after the Effective Time, the date of the IPO Closing or the date of any Additional IPO Closing, as applicable, each of the Reorganization Documents to which it is a party, together with any other documents and instruments necessary or appropriate to be delivered in connection with the Reorganization Transactions. Notwithstanding anything to the foregoing in this Section 2.2: the consent by H&F Capital Associates, H&F Capital Executives, HFCP Domestic, Harrington LP, H&F GP, Harrington Inc. and Harrington AIV to the IPO is contingent on the IPO Closing occurring by September 30, 2009, and if the IPO Closing does not occur by such date, the consent of such parties to the IPO shall be required to the extent necessary under the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master.
          2.3 No Liabilities in Event of Termination; Certain Covenants. In the event that the GA Parties, H&F GP and the Board determine to abandon the IPO prior to the occurrence of the events described in Section 2.1(a) or Section 2.1(b) or, unless H&F GP and the GA Parties otherwise agree, the events described in Section 2.1(a) do not occur by September 30, 2009, (a) this Agreement shall automatically terminate and be of no further force or effect except for this Section 2.3 and Sections 4.3, 4.6, 4.7, 4.9 and 4.10 and (b) there shall be no liability on the part of any of the parties hereto, except that such termination shall not preclude any party from pursuing judicial remedies for damages and/or other relief as a result of the breach by the other parties of any representation, warranty, covenant or agreement contained herein prior to such termination. In the event that the GA Parties, H&F GP and the Board determine to abandon the IPO after the occurrence of any of the events described in Section 2.1(a), Section 2.1(b) or Section 2.1(c) or the IPO is not completed by September 30, 2009, the parties agree, as applicable, to amend the Stockholders Agreement and the limited liability company agreement of EBS Master so that the governance, transfer restrictions, liquidity rights and other related provisions therein with respect to the Company, the Company’s Subsidiaries and the Company’s and EBS Masters’ securities correspond in all substantive respects with the provisions contained in the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master as in effect on the date hereof. Prior to the IPO and after any abandonment of the IPO, except as expressly contemplated by this Agreement and subject to the immediately preceding sentence, the Company, as Managing Member of EBS Master, will not: take any action or cause or permit EBS Master to take any action that, under the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master as in effect on the date hereof, would require the consent or approval of one or more of the H&F Members (as defined in the Fifth Amended and Restated LLC Agreement) or the unanimous consent of the board of directors of EBS Master; or amend the certificate of incorporation of the Company; or issue or repurchase, redeem or otherwise acquire any units or other equity interests of EBS Master or any capital stock of the Company; or declare or pay any dividends or distributions on the capital stock of the Company; or effect any subdivision or combination of the outstanding capital stock of the Company or units of EBS Master; or resign or cease to be or be replaced as managing Member of EBS Master; in each case, without first obtaining the written consent or approval of the H&F Members.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          3.1 Representations and Warranties. Each party hereto hereby represents and warrants to all of the other parties hereto as follows:
               (a) Such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. The execution, delivery and performance by such party of this Agreement and of the applicable Reorganization Documents, to the extent a party thereto, has been or prior to the IPO Effective Time will be duly authorized by all necessary action;
               (b) Such party has or prior to the IPO Effective Time will have the requisite power, authority and legal right to execute and deliver this Agreement and each of the Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be;
               (c) This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and
               (d) Neither the execution, delivery and performance by such party of this Agreement and the applicable Reorganization Documents, to the extent a party thereto, nor the consummation by such party of the transactions contemplated hereby, nor compliance by such party with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated by this Agreement.
          3.2 Additional Representations by the GA EBS II Equityholders and the ERX Members. In connection with the issuance of Common Stock pursuant to the EBS Acquisition Merger Agreement, Section 2.1(a)(iv), Section 2.1(a)(ix) and Section 2.1(a)(x), each GA EBS II Equityholder and each ERX Member hereby represents and warrants:
               (a) that it is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act);
               (b) that it or its representative has had access to the same kind of information concerning the Company that is required by Schedule A of the Securities Act, to the extent that the Company possesses such information;
               (c) that it has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company;
               (d) that it understands that the shares of Common Stock to be issued to or received by it as described in Section 2.1 (the “Issued Shares”) have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction and that such Issued Shares must be held indefinitely unless the sale or transfer is registered under the Securities Act and such other securities laws or an exemption from registration under the Securities Act and such other securities laws covering the sale or transfer of such Issued Shares is available;
               (e) that the Issued Shares (other than any Issued Shares intended to be sold in the IPO or sold to the Company in connection with the IPO) are being purchased by it for its own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;
               (f) that it understands that the certificate or certificates representing the Issued Shares (if certificated) may be impressed with a legend stating that the Issued Shares have not been registered under the Securities Act or state securities laws and setting out or referring to the restrictions on the transferability and resale of the Issued Shares; and
               (g) that it understands that stop transfer instructions in respect of the Issued Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Company.
          3.3 Additional Representations by Harrington AIV and the H&F Subscribing Parties. In connection with the issuance of Common Stock pursuant to the Harrington Merger Agreement, Section 2.1(a)(vi), Section 2.1(a)(vii) and Section

2.1(a)(viii), Harrington AIV and each H&F Subscribing Party hereby represents and warrants:
               (a) (i) that, except as disclosed to the Company, it is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act) and (ii) that it has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company;
               (b) that it or its representatives has had access to such information concerning the Company as it deems necessary in making its investment decision;
               (c) that it understands that the Issued Shares have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction and that such Issued Shares must be held indefinitely unless the sale or transfer is registered under the Securities Act and such other securities laws or an exemption from registration under the Securities Act and such other securities laws covering the sale or transfer of such Issued Shares is available;
               (d) that the Issued Shares (other than any Issued Shares intended to be sold in the IPO or sold to the Company in connection with the IPO) are being purchased by it for its own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;
               (e) that it understands that the certificate or certificates representing the Issued Shares (if certificated) may be impressed with a legend stating that the Issued Shares have not been registered under the Securities Act or state securities laws and setting out or referring to the restrictions on the transferability and resale of the Issued Shares; and
               (f) that it understands that stop transfer instructions in respect of the Issued Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Company.
          3.4 Additional Representations by the Company. The Company represents to each of the parties to be issued Common Stock pursuant to the Reorganization Transactions as follows:
               (a) As of the date hereof and immediately prior to the effectiveness of the Amended and Restated Certificate of Incorporation, the authorized capital stock of the Company consists of 65,000,000 shares of common stock without designation as to series or class, of which 56,000,000 shares of common stock are issued and outstanding, and no shares of capital stock were held in treasury or reserved for issuance and there are no outstanding options, warrants or other rights to acquire any capital stock of the Company. Upon issuance of the Issued Shares and payment therefor, the Issued Shares shall be duly authorized and validly issued, fully paid and non-assessable and the issuance of such Issued Shares will not be subject to any pre-emptive or similar right.
               (b) No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Issued Shares. Assuming the accuracy of the representations in Section 3.2 and Section 3.3, no registration of the Issued Shares, pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, will be required by the offer, sale or issuance of the Issued Shares.
               (c) The Company was formed for the purpose of making an investment in EBS Master and has only conducted business operations or other activities related to, and only has obligations and liabilities arising out of, its investment in EBS Master, the Reorganization Transactions and the IPO.
               (d) For purposes of Rule 16b-3(d)(1) of the Securities Exchange Act of 1934, as amended, each acquisition or disposition of Common Stock or other equity securities of the Company by an executive officer, director or person that may be deemed to be a director of the Company in a transaction with the Company contemplated by the Agreement has been or will be approved by the Board prior to such transaction. Without limiting the foregoing, the Board has approved, in each case for purposes of Rule 16b-3(d)(1): the reclassification of the Company’s common stock pursuant to the filing of the Amended and Restated Certificate of Incorporation; the merger of EBS Acquisition II and Sub 1 in accordance with the EBS Acquisition Merger Agreement and the issuance of Class A Common Stock pursuant thereto; the merger of Harrington Inc. with Sub 2 in accordance with the Harrington Merger Agreement and the issuance of Class A Common Stock pursuant thereto; the acquisition of Class B Common Stock by the H&F Subscribing Parties and the ERX Members as contemplated by Section 2.1; the entry into Amendment No. 1 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master and the grant by EBS Master of exchange rights to the H&F Subscribing Parties, the ERX Members and the Management Members to acquire Class A Shares; the entry into Amendment No. 2 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master and the issuance of EBS Units, Class A Common Stock and Restricted Stock Units pursuant thereto and pursuant to Section 2.1(c)(ii)and Section 2.1(c)(iii); the redemption of Class A Common Stock in exchange for the rights to receive payments in respect of certain cash tax savings of the Company pursuant to the Investors Tax Receivable Agreement (Reorganizations) and Section 2.1(a)(iii); and the issuance to the H&F Subscribing Parties, Harrington AIV, the ERX Members and the Management Members of, as applicable, any shares of Class A Stock issuable upon exchange of EBS Units and Class B Stock, in each case upon exchange of the Common Stock or EBS Units issued pursuant to the Reorganization Transactions.

ARTICLE IV
MISCELLANEOUS
          4.1 Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of (i) the Company, (ii) the GA EBS II Equityholders and (iii) the Post-IPO HF Stockholders; provided, that any modification, amendment or waiver of Section 2.1(a)(ix) or Section 2.1(a)(x), shall also require the approval of the ERX Members. Any such amendment shall be binding upon each of the other parties hereto. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
          4.2 Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.
          4.3 Notices. Subject to Section 2.1(a)(xv), all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party’s address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:
If to any of the Pre-IPO H&F Members, Harrington Inc., H&F GP, Harrington AIV or Sub 2, addressed to it at:
c/o Hellman & Friedman LLC
One Maritime Plaza
12th Floor
San Francisco, CA 94111
Telephone: (415) 788-5111
Facsimile: (415) 788-0176
Attention: General Counsel

With copies (which shall not constitute notice) to:
Simpson, Thacher & Bartlett LLP
2550 Hanover Street
Palo Alto, CA 94304
Telephone: (650) 251-5000
Facsimile: (650) 251-5002
Attention: Richard Capelouto, Esq.
If to EBS Acquisition II or Sub 1, addressed to it at:
c/o General Atlantic Service Company, LLC
3 Pickwick Plaza
Greenwich, CT 06830
Telephone: (203) 629-8600
Facsimile: (203) 618-9207
Attention: Christopher G. Lanning, Esq.
With copies (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3402
Facsimile: (212) 492-0402
Attention: Matthew W. Abbott, Esq.
If to the Company, EBS Master or the Plan Member, addressed to it at:
3055 Lebanon Pike, Suite 1000
Nashville, TN 37214
Telephone: (615) 932-3000
Facsimile: (615) 340-6153
Attention: General Counsel
With copies (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000
Facsimile: (212) 757-3990
Attention: John C. Kennedy, Esq.
If to the ERX Members, to them at the addresses set forth on each eRx Member’s signature page to this Agreement.

With copies (which shall not constitute notice) to:
Alston & Bird LLP
2200 Ross Avenue
Dallas, Texas 75201
Telephone: 214-922-3400
Facsimile: 212-922-3899
Attention: Darren C. Hauck, Esq.
          4.4 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
          4.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.
          4.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed in all respects by the laws of the State of New York. To the fullest extent permitted by law, no suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, and the parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. To the fullest extent permitted by law, each party hereto hereby irrevocably waives any right it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.
          4.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
          4.8 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
          4.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
          4.10 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).
          4.11 Expenses. The Company agrees to pay all reasonable out of pocket expenses and costs of the GA Parties and the H&F Subscribing Parties, Harrington AIV, Harrington Inc. and Harrington LP (including reasonable attorney and other professional fees and expenses) incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated by this Agreement and the Agreement and Plan of Merger by and among the Company, Envoy LLC, Emdeon Merger Sub LLC, eRx Network, L.L.C. and the Members’ Representative (as defined therein).

          IN WITNESS WHEREOF, the parties hereto have executed this Reorganization Agreement as of the date first above written.

EMDEON INC.

By:

Name:
Title:

EBS HOLDCO I, LLC

By:

Name:
Title:

EBS HOLDCO II, LLC

By:

Name:
Title:

EBS EXECUTIVE INCENTIVE PLAN LLC

By:

Name:
Title:

EBS MASTER LLC

By:

Name:
Title:

EBS ACQUISITION II LLC

By:

Name:
Title:

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:

Name:
Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:

Name:
Title: Managing Director
[Signature Page to Reorganization Agreement]

HFCP VI DOMESTIC AIV, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:

Name:
Title: Managing Director

H&F HARRINGTON AIV I, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:

Name:
Title: Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By:	Hellman & Friedman LLC,
its General Partner

By:

Name:
Title:

H&F HARRINGTON INC.

By:

Name:
Title:

H&F HARRINGTON AIV II, L.P.

HELLMAN & FRIEDMAN INVESTORS VI, L.P. its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:

Name:
Title:
[Signature Page to Reorganization Agreement]

Name: James Fehring
Address:
Facsimile:

Name: Barry Guld
Address:
Facsimile:

Name: Michael Ingram
Address:
Facsimile:
[Signature Page to Reorganization Agreement]

LYLE HOLDINGS, LP

By:

Name: Its: Address: Facsimile:

Name: Kevin Mahoney Address: Facsimile:

NATIONAL HEALTH SYSTEMS, INC.

By:

Name: Its: Address: Facsimile:

NOW TECHNOLOGY, INC.

By:

Name: Its: Address: Facsimile:

Name: Richard Sage Address: Facsimile:
[Signature Page to Reorganization Agreement]

Schedule I
Management Members
Bahl, Tracy L.
Caldwell, Edward
Coughlin, Patrick
Creavin, Damien
Devitre, Dinyar S.
Hardin, J. Philip
Kever, Jim D.
Khan, Sajid A
Lazenby, George
Manzella, Frank J.
Newport Jr., Bob
Pead, Philip M.
Scully, Ben
Smith, Ryan L
Stevens, Gregory
Stuart, Gary D

Schedule II
Reorganization Documents
1.	Amended and Restated Certificate of Incorporation of the Company

2.	Amended and Restated Bylaws of the Company

3.	EBS Acquisition Merger Agreement

4.	Harrington Merger Agreement

5.	Amendment No. 1 to Fifth Amended and Restated EBS LLC Agreement

6.	Amendment No. 2 to Fifth Amended and Restated EBS LLC Agreement

7.	Stockholders Agreement

8.	Investors Tax Receivable Agreement (Reorganizations)

9.	Investors Tax Receivable Agreement (Exchanges)

10.	Management Tax Receivable Agreement

11.	Common Stock Subscription Agreement and EBS Unit Vesting Agreement

12.	Sixth Amended and Restated LLC Agreement of EBS Master

13.	Limited Liability Company Agreement of EBS Holdco I, LLC

14.	Limited Liability Company Agreement of EBS Holdco II, LLC

15.	Unit Purchase Agreement

Schedule III
HF Subscribing Parties

	EBS Units	Class B
	Owned Prior to	Common Stock
Name	Effective Time	Subscription
Hellman & Friedman Capital Associates VI, L.P.	11,295	11,295

Hellman & Friedman Capital Executives VI, L.P.	99,940	99,940

HFCP VI Domestic AIV, L.P.	22,349,977	22,349,977

Hellman & Friedman Investors VI, L.P.	125,178	125,178

Schedule IV
ERX Members

	EBS Units	Class B
	Owned Prior to	Common Stock
Name	Effective Time	Subscription
Fehring, James	4,375	4,375

Guld, Barry	51,751	51,751

Ingram, Michael	15,554	15,554

Lyle Holdings, LP	466,607	466,607

Mahoney, Kevin	13,189	13,189

National Health Systems, Inc.	444,986	444,986

Now Technology, Inc.	838,395	838,395

Sage, Richard	15,723	15,723

Schedule V
Pre-Reorganization Company Stockholders

Class A Common Stock
Name	to be Received in Reclassification
General Atlantic Partners 83, L.P.	36,676,769.34

GAP-W, LLC	14,000,000,04

GapStar, LLC	840,000.00

GAPCO GmbH & Co. KG	116,307.69

GAP Coinvestments CDA, L.P.	36,615.38

GAP Coinvestments III, LLC	3,531,230.78

GAP Coinvestments IV, LLC	799,076.93

EXHIBIT E
AMENDMENT NO. 1 TO
FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
EBS MASTER LLC
          This Amendment No. 1 (this “Amendment”) to the Fifth Amended and Restated Limited Liability Company Agreement, dated as of July 2, 2009, of EBS Master LLC, a Delaware limited liability company (the “Company”) (as in effect on the date hereof, the “LLC Agreement”), is being entered into as of ___, 2009. Capitalized terms used herein and not otherwise defined have the respective meanings given them in the LLC Agreement.
          WHEREAS, in connection with the proposed initial public offering of common stock of Emdeon Inc., a Delaware corporation (“Emdeon”), pursuant to the Reorganization Agreement, dated as of [___], 2009, by and among Emdeon, the Company and the other parties thereto (as the same may be amended or modified, the “Reorganization Agreement”), the Company has agreed to enter into various reorganization transactions;
          WHEREAS, in connection with the reorganization transactions the Members of the Company desire that Emdeon become the sole managing member of the Company (in its capacity as managing Member as well as any other capacity, “Managing Member”);
          WHEREAS, pursuant to the reorganization transactions, (i) Hellman & Friedman Investors VI, L.P., a Delaware limited partnership (“H&F GP”), and EBS Holdco II, LLC, a Delaware limited liability company (“Sub 2”), have succeeded to the interests of HF Purchaser 4, and (ii) EBS Holdco I, LLC, a Delaware limited liability company (“Sub 1”), has succeeded to the interests of the GA Purchaser II;
          WHEREAS, in connection with the reorganization transactions, Emdeon is issuing shares of its Class B Stock (as defined in Section 3 hereof) to the H&F Continuing Members, each of which shares of Class B Stock, together with a corresponding Unit, may be exchanged with the Company for one share of Class A Stock (as defined in Section 3 hereof);
          WHEREAS, in connection with the reorganization transactions, Emdeon is issuing shares of its Class B Stock to the eRx Members, each of which shares of Class B Stock, together with a corresponding Unit (as defined in Section 3 hereof), may be exchanged with the Company for one share of Class A Stock; and

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          WHEREAS, pursuant to Section 13.1 of the LLC Agreement, the Board, with the approval of each of the HF Members and the GA Members, may amend the LLC Agreement to reflect the admission of new Members and to amend the LLC Agreement as provided herein.
          NOW THEREFORE, pursuant to Section 13.1 of the LLC Agreement, the LLC Agreement is hereby amended as follows:
          Section 1. Authorized Units. Effective as of the date hereof, the Company shall be authorized to issue from time to time up to an aggregate of ___Units.
          Section 2. Managing Member. Effective as of the date hereof, notwithstanding any other provision of the LLC Agreement, Emdeon shall be the sole managing member of the Company, and all power and authority previously provided or delegated to the Board of Directors of the Company shall be vested and exercised by Emdeon, as sole managing Member, such that, subject to the terms and conditions of the LLC Agreement, (i) the management and control of the Company’s business activities and operations shall rest exclusively with Emdeon in its capacity as managing member, (ii) in such capacity, Emdeon shall make all decisions regarding the business, activities and operations of the Company previously delegated to the Board of Directors in its sole discretion without the consent of any other Member and (iii) the Members other than Emdeon, in their capacities as such, shall not participate in the control, management, direction or operation of the activities or affairs of Company and shall have no power to act for or bind the Company. For the avoidance of doubt, nothing in this Amendment shall modify or affect Section 13.1 of the LLC Agreement.
          Section 3. Section 1.1 of the LLC Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:
          “Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Managing Member, as in effect on the date hereof and as the same may be amended or restated from time to time.
          “Class A Stock” shall, as applicable, (i) mean the Class A Common Stock, par value $0.00001 per share, of the Managing Member or (ii) following any consolidation, merger, reclassification or other similar event involving the Managing Member, mean any shares or other securities of the Managing Member or any other Person or cash or other property that become payable in consideration for the Class A Stock or into which the Class A Stock is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
          “Class B Stock” shall, as applicable, (i) mean the Class B Common Stock, par value $0.00001 per share, of the Managing Member or (ii) following any consolidation, merger, reclassification or other similar event involving the Managing Member, mean any shares or other securities of the Managing Member or any other Person or cash or other property that become payable in

3

consideration for the Class B Stock or into which the Class B Stock is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
          “Emdeon Common Stock” means all classes and series of common stock of the Managing Member, including the Class A Stock and Class B Stock.
          “Escrow Agreement” means the Escrow Agreement, dated as of July 2, 2009, by and among Longhorn Members Representative, LLC, the Company, Envoy LLC, and U.S. Bank National Association, as escrow agent.
          “Escrowed Units” means Units held in accordance with the Escrow Agreement.
          “H&F Continuing Members” means, collectively, H&F GP, HF Purchaser 1, HF Purchaser 2, HF Purchaser 3, and their HF Permitted Transferees to whom Units are Transferred.
          “Managing Member” has the meaning set forth in the recitals to this Amendment.
          “Non-Escrowed Units” means Units held by the eRx Members that are not subject to the Escrow Agreement.
          “Trading Day” means a day during which trading securities generally occurs on the NYSE or, if the shares of Class A Stock are not listed on the NYSE, on the principal national securities exchange on which the shares of Class A Stock are then listed or, if the shares of Class A Stock are not listed on a national securities exchange, on the automated quotation system on which the shares of Class A Stock are then authorized for quotation.
          “Volume Weighted Average Price” means, on any date of determination, the volume weighted average sale price per share of the Class A Stock on the NYSE on such date, or if the Class A Stock is not listed on the NYSE, on the principal national securities exchange on which the Class A Stock is then listed or, if the Class A Stock is not listed on a national securities exchange, an automated quotation system on which the Class A Stock is then listed or authorized for quotation, in each case as reported by Bloomberg Financial Markets (or any successor thereto) through its “Volume at Price” functions and ignoring any block trades (which, for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations and other similar events)).
          Section 4. Article III of the LLC Agreement is amended by adding a new Section 3.7 that shall read as follows:
          “(a) Subject to adjustment as provided in Section 3.7(d) and subject to the Managing Member’s rights described in Section 3.7(g), each of the

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H&F Continuing Members and the eRx Members shall be entitled to exchange with the Company, at any time and from time to time, any or all of such Member’s Units at a rate of one Unit together with one share of Class B Stock exchangeable for one share of Class A Stock.
          Each such exchange of Units for Emdeon Common Stock shall be treated for U.S. federal income tax purposes as a sale of the exchanging Member’s Units to the Managing Member in exchange for Emdeon Common Stock.
          (b) In order to exercise the exchange right under Section 3.7(a), the exchanging Member shall present and surrender the certificate or certificates representing such Units and shares of Class B Stock (in each case, if certificated), during usual business hours at the principal executive offices of the Managing Member, or if any agent for the registration or transfer of shares of Class B Stock, is then duly appointed and acting (the “Transfer Agent”), at the office of the Transfer Agent, accompanied by written notice (the “Exchange Notice”) to the Managing Member and the Transfer Agent stating that the exchanging Member elects to exchange with the Company a stated number of Units and shares of Class B Stock, represented, if applicable, by such certificate or certificates, to the extent specified in such notice, and (if the Class A Stock to be received is to be issued other than in the name of the exchanging Member) specifying the name(s) of the Person(s) in whose name or on whose order the Class A Stock is to be issued.
          (c) If required by the Managing Member, any certificate for Units and shares of Class B Stock (in each case, if certificated) surrendered for exchange with the Company shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Managing Member and the Transfer Agent, duly executed by the holder of such Units and shares of Class B Stock, or such holder’s duly authorized representative. As promptly as practicable after the receipt of such notice and the surrender to the Company of the certificate or certificates, if any, representing such Units and shares of Class B Stock (but in any event by the Exchange Date, as defined below), the Managing Member shall issue and deliver to the Company, and the Company shall deliver at such office to such holder, or on such holder’s written order, a certificate or certificates, if applicable, for the number of full shares of Class A Stock issuable upon such exchange, and the Company shall deliver such shares of Class B Stock to the Managing Member. Each exchange of Units and shares of Class B Stock shall be deemed to have been effected on (i) the Business Day after the date on which the Exchange Notice shall have been received by the Managing Member or the Transfer Agent, as applicable (subject to receipt by the Managing Member or the Transfer Agent, as applicable, within three Business Days thereafter of any required instruments of transfer as aforesaid) or (ii) such later date specified in or pursuant to the Exchange Notice (such date identified in clause (i) or (ii), as applicable, the “Exchange Date”), and the Person or Persons in whose name or names any certificate or certificates for shares of Class A Stock shall be issuable

5

upon such exchange as aforesaid shall be deemed to have become, on the Exchange Date, the holder or holders of record of the shares represented thereby. Notwithstanding anything herein to the contrary, any holder may withdraw or amend an exchange request, in whole or in part, prior to the effectiveness of the exchange, at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Exchange Date (or any such later time as may be required by applicable Law) by delivery of a written notice of withdrawal to the Transfer Agent, specifying (1) the certificate numbers of the withdrawn Units and shares of Class B Stock, (2) if any, the number of Units and shares of Class B Stock as to which the Exchange Notice remains in effect and (3) if the holder so determines, a new Exchange Date or any other new or revised information permitted in an Exchange Notice. An Exchange Notice may specify that the exchange is to be contingent (including as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of the Class A Stock into which the Units and shares of Class B Stock are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the Class A Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property.
          (d) In the event one class or series of Emdeon Common Stock (the “Existing Securities”) is converted into another class or series of Emdeon Common Stock (the “New Securities”), then an H&F Continuing Member or eRx Member otherwise entitled to receive Existing Securities upon exchange shall instead be entitled to receive on exchange the amount of the New Securities that such Member would have received if the exchange of Units had occurred immediately before the effective date of such event and the Existing Securities received by such Member had been converted into the New Securities. No adjustments in respect of dividends or distributions on any Unit will be made on the exchange of any Unit, and if the Exchange Date with respect to a Unit occurs after the record date for the payment of a dividend or other distribution on Units but before the date of the payment, then the registered Member holding the Unit at the close of business on the record date will be entitled to receive the dividend or other distribution payable on the Unit on the payment date (without duplication of any distribution to which such holder may be entitled under Section 5.2) notwithstanding the exchange of the Unit or the default in payment of the dividend or distribution due on the Exchange Date.
          (e) The Managing Member shall at all times reserve and keep available out of its authorized but unissued Equity Securities, solely for the purpose of issuance upon exchange of Units and Class B Stock, such number of shares of Class A Stock that shall be issuable upon the exchange of all such outstanding Units and Class B Stock; provided, that nothing contained herein shall be construed to preclude the Managing Member from satisfying its obligations in respect of the exchange of the Units for shares of Class A Stock by delivery of purchased shares of Class A Stock which are held in the treasury of

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the Managing Member. The Managing Member covenants that all shares of Class A Stock that shall be issued upon exchange of Units and Class B Stock shall, upon issuance thereof, be validly issued, fully paid and non-assessable.
          (f) The issuance of Class A Stock upon exchange of Units and Class B Stock, shall be made without charge to the exchanging Members for any stamp or other similar tax in respect of such issuance; provided, however, that if any such shares are to be issued in a name other than that of the exchanging Member, then the Person or Persons requesting the issuance thereof shall pay to the Managing Member the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Managing Member that such tax has been paid or is not payable.
          (g) (i) Notwithstanding anything to the contrary in this Section 3.7, an exchanging Member shall be deemed to have offered to sell, its or his Units and Class B Stock, as described in the Exchange Notice to the Managing Member, and the Managing Member may, in its sole and absolute discretion, solely by means of delivery of Call Election Notices and/or Revocation Notices in accordance with, and subject to the terms of, this Section 3.7(g), elect to purchase directly and acquire such Units and Class B Stock, on the Exchange Date by paying to the exchanging Member either (at the option of the Managing Member in its sole and absolute discretion as specified in the then-applicable Call Election Notice) (x) the Cash Amount for the shares of Class A Stock such exchanging Member would otherwise receive pursuant to Section 3.7(a) or (y) that number of shares of Class A Stock such exchanging Member would otherwise receive pursuant to Section 3.7(a), whereupon the Managing Member shall, in the case of each of clauses (x) and (y), acquire the Units and Class B Stock offered for exchange by the exchanging Member and shall be treated for all purposes of this Agreement as the owner of such Units and Class B Stock. In the event the Managing Member shall exercise its right to purchase Units and Class B Stock, in the manner described in the first sentence of this Section 3.7(g), each of the exchanging Member, the Company and the Managing Member, as the case may be, shall treat the transaction between the Managing Member and the exchanging Member for federal income tax purposes as a sale of the exchanging Member’s Units and Class B Stock to the Managing Member. For purposes of this Section 3.7, “Cash Amount” means (A) only if the Exchange Notice for the relevant exchange provides that the exchange is to be contingent upon the consummation of a purchase by another Person (whether in a tender or exchange offer or otherwise) of shares of the Class A Stock, the amount and type of cash or other property (or combination of types of property) to which the exchanging Member would be entitled to receive in such purchase; or (B) otherwise, an amount of cash per share of Class A Stock equal to the Volume Weighted Average Price of such share of Class A Stock on the date that the Exchange Notice is delivered to the Company or, if the Class A Stock is not then listed on a national securities exchange, an amount of cash per share of Class A Stock as agreed between the Company and the exchanging Member. The Managing Member may only pay the Cash Amount from proceeds of the offering of a number of shares of Class A

7

Stock equal to the number of Units covered by such Exchange Notice or pro rata distributions under Section 5.1(a).
          (ii) The Managing Member may at any time in its sole discretion deliver written notice (a “Call Election Notice”) to each other Member setting forth its election to exercise its call right as contemplated by this Section 3.7(g). Subject to the remainder of this Section 3.7(g)(ii), a Call Election Notice will be effective until such time as the Managing Member amends such Call Election Notice with a superseding Call Election Notice or revokes such Call Election Notice by delivery of a written notice of revocation delivered to each other Member (a “Revocation Notice”). A Call Election Notice may be amended or revoked by the Managing Member at any time; provided that any Exchange Notice delivered by a Member will not, without such Member’s written consent, be affected by the subsequent delivery of a Revocation Notice or by an Exchange Notice that is not effective until after the Exchange Date. Following delivery of a Revocation Notice, the Managing Member may deliver a new Call Election Notice pursuant to this Section 3.7(g). The delivery or amendment of a Call Election Notice shall not have the effect of causing the call right under this Section 3.7(g) to be exercised with respect to Units exchangeable for shares proposed to be sold in an underwritten offering, if the holders of such Units have notified the Company prior to such delivery or amendment that they contemplate undertaking such an underwritten offering (unless such holders otherwise agree in writing with the Company). Any amendment of a Call Election Notice will not be effective until thirty (30) Trading Days after its delivery to each Member (other than the Managing Member). The call right under this Section 3.7(g) shall in all events be exercised in each of the following cases either in full or not at all: (A) with respect to all Units of a Member subject to any single Exchange Notice (including as amended) or (B) with respect to all Units held by affiliated Members subject to any Exchange Notice(s) (including as amended) with the same Exchange Date.
          (iii) Each Call Election Notice shall specify:
          (1) whether the Managing Member elects to pay in the Cash Amount or in shares of Class A Stock,
          (2) the date from which it shall be effective (which shall be no earlier than thirty (30) Trading Days after delivery),
          (3) whether and to what extent the call right will be exercised with respect to exchanges made contingent upon the consummation of a purchase by another Person (in a tender or exchange offer, underwritten offering or otherwise) of shares of the Class A Stock to be issued in the exchange or to other contingent exchanges, and

8

          (4) at the option of the Managing Member, a limitation on the exercise of the call to Exchange Notices covering a specified minimum or maximum number of Units.
          (h) If the Class A Stock is listed on a securities exchange, the Managing Member shall use its reasonable best efforts to cause all Class A Stock issued upon an exchange of Units to be listed on the same securities exchange at the time of such issuance.
          (i) No exchange pursuant to this Section 3.7 shall impair the right of the exchanging Member to receive any distributions payable on the Units so exchanged in respect of a record date that occurs prior to the Exchange Date for such exchange. For the avoidance of doubt, no exchanging Member shall be entitled to receive, in respect of a single record date, distributions or dividends both on Units exchanged by such Member and on Emdeon Common Stock received by such Member in such exchange.”
          Section 5. New Members. Each of H&F GP, Sub 1 and Sub 2 (collectively, the “New Members”) is hereby admitted as a Member of the Company. By its signature below, each of the New Members hereby (i) agrees to be bound by the terms and provisions of the LLC Agreement (as hereby amended), (ii) assumes all of its predecessor’s existing and future obligations arising under or relating to the LLC Agreement (as hereby amended) and (iii) represents that the acquisition of its interest in the Company was made in accordance with all applicable securities laws and regulations.
          Section 6. Schedule of Members. Exhibit A to the LLC Agreement is hereby deleted and replaced with Exhibit A to this Amendment.
          Section 7. Effectiveness. Except as provided in this Amendment, the LLC Agreement shall continue in full force and effect.
          Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.
          Section 9. Counterparts. This Amendment may be executed in one or more counterparts and all of such counterparts shall constitute one and the same agreement.
[Signature page to follow.]

          IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the day and year first above written.

DIRECTORS:

Tracy Bahl

Dinyar Devitre

Mark Dzialga

Philip Hammarskjold

Jim Kever

Jonathan Korngold

George Lazenby

Philip Pead

Allen Thorpe

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

COMPANY: EBS MASTER LLC
By:
Name:
Title

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

MEMBERS: HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.
By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:
Name:
	Title:	Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.
By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:
Name:
	Title:	Managing Director

HFCP VI DOMESTIC AIV, L.P.
By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:
Name:
	Title:	Managing Director

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

H&F HARRINGTON AIV I, L.P.
By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:
Name:
	Title:	Managing Director

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

EMDEON INC.
By:
Name:
Title:

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

EBS ACQUISITION II LLC
By:
Name:
Title:

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

NEW MEMBERS: HELLMAN & FRIEDMAN INVESTORS VI, L.P.
By:	Hellman & Friedman LLC, its General Partner

By:
Name:
	Title:	Managing Director

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

EBS HOLDCO I, LLC
By:
Name:
Title:

EBS HOLDCO II, LLC
By:
Name:
Title:

[Signature page to Amendment No. 1 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

Exhibit A
MEMBERS, BEGINNING NET CAPITAL, CAPITAL ACCOUNTS AND INTERESTS1

					Percentage of Class of
	Beginning Net	Capital Account as		Units other than Grant	Units (other than	Date Issued by the
Members	Capital	of July 2, 2009		Units	Grant Units)	Company
Emdeon Inc.	$320,113,126	$	[ ]	77,413,609.90	76.0%	November 16, 2006 (52,000,000)

						February 8, 2008 (25,413,610.04)
Hellman & Friedman Capital Associates VI, L.P.	$135,300	$	[ ]	11,294.61	0.01%	February 8, 2008
Hellman & Friedman Capital Executives VI, L.P.	$1,197,200	$	[ ]	99,940.18	0.1%	February 8, 2008
HFCP VI Domestic AIV, L.P.	$267,734,100	$	[ ]	22,349,977.04	21.9%	February 8, 2008
Hellman & Friedman Investors VI, L.P.	$ [ ]	$	[ ]	125,178	0.1%	February 8, 2008

[1]	To be updated.

Exhibit A - Page 1

				Units other than Grant	Percentage of Class of
	Beginning Net	Capital Account as		Units (Escrow/ Non-	Units (other than	Date Issued by the
eRx Members	Capital	of July 2, 2009		Escrow/ Total)	Grant Units)	Company
Fehring, James	N/A	$	[ ]	2,582/1,793/4,375	0.004%	July 2, 2009
Guld, Barry	N/A	$	[ ]	30,205/20,966/51,171	0.05%	July 2, 2009
Ingram, Michael	N/A	$	[ ]	9,181/6,373/15,554	0.02%	July 2, 2009
Lyle Holdings, LP	N/A	$	[ ]	275,424/ 191,183/ 466,607	0.46%	July 2, 2009
Mahoney, Kevin	N/A	$	[ ]	7,785/5,404/13,189	0.01%	July 2, 2009
National Health Systems, Inc.	N/A	$	[ ]	262,662/ 182,324/ 444,986	0.44%	July 2, 2009
Now Technology, Inc.	N/A	$	[ ]	494,880/ 343,515/ 838,395	0.82%	July 2, 2009
Sage, Richard	N/A	$	[ ]	9,281/6,442/15,723	0.02%	July 2, 2009

TOTAL	N/A	$	[ ]	101,850,000.00	100.00%

Exhibit A - Page 2

Members with	Beginning Net	Capital Account as of	Units Representing	Initial	Date Issued by the
Profits Interests	Capital	July 2, 2009	Profits Interests	Hurdle Amount	Company
EBS Executive Incentive	$0.00	$TBD	3,140,000	$615,602,165	April 6, 2007
Plan LLC			Grant A Units

			21,663	$1.2255 billion	May 26, 2009
Grant A-1 Units

			320,379.3	$1.2255 billion	May 21, 2008
Grant B Units

			400,000	$1.2255 billion	August 5, 2008
Grant B Units

			600,000	$1.2255 billion	May 26, 2009
Grant B-1 Units

			850,000	$1.2255 billion	May 26, 2009
Grant B-2 Units

			250,000	$1.513017 billion	September 17, 2008
Grant C Units

Exhibit A-Page 3

Grant Unit
Class/Series	Cumulative Distributions	Grant Distribution Amount
A	Less than the Grant A Unit Hurdle Amount	0

	Equal to or greater than the Grant A Unit Hurdle Amount and less than the Grant B Unit Hurdle Amount	(Grant A Units Outstanding/Total Units other than Grant A-1, B and C Units) X (Cumulative Distributions – Grant A-1 Initial Distribution – Grant A Hurdle Amount)

	Equal to or greater than the Grant B Unit Hurdle Amount and less than the Grant C Unit Hurdle Amount	(Grant A Units Outstanding/ Total Units other than Grant C Units) X (Cumulative Distributions – Grant A-1 Initial Distribution –Grant B Unit Hurdle Amount)

	Equal to or greater than the Grant C Unit Hurdle Amount	Percentage Interest X (Cumulative Distributions –Grant A-1 Initial Distribution – Grant C Unit Hurdle Amount – Grant C Initial Distribution)

A-1	Less than the Grant B Unit Hurdle Amount	0

	Equal to or greater than the Grant B Unit Hurdle Amount and less than the Grant C Unit Hurdle Amount	Grant A-1 Initial Distribution[2] + (Grant A-1 Units Outstanding/Total Units other than Grant C Units) X (Cumulative Distributions – Grant A-1 Initial Distribution – Grant B Unit hurdle Amount)

	Equal to or greater than the Grant C Unit Hurdle Amount	Percentage Interest X (Cumulative Distributions –Grant A-1 Initial Distribution – Grant C Unit Hurdle Amount — Grant C Initial Distribution)

B, B-1 and B-2	Less than the Grant B Unit Hurdle Amount	0

	Equal to or greater than the Grant B Unit Hurdle Amount and less than the Grant C Unit Hurdle Amount	(Grant B Units Outstanding/ Total Units other than Grant C Units) X (Cumulative Distributions –Grant A-1 Initial Distribution – Grant B Unit Hurdle Amount)

[2]	Grant A-1 Initial Distribution maximum= $85,000 x N, where N= number of directors holding Director Grant A-1 Units.
Exhibit A – Page 4

Grant Unit
Class/Series	Cumulative Distributions	Grant Distribution Amount
	Equal to or greater than the Grant C Unit Hurdle Amount	Percentage Interest X (Cumulative Distributions – Grant A-1 Initial Distribution – Grant C Unit Hurdle Amount – Grant C Initial Distribution)

C	Less than the Grant C Unit Hurdle Amount	0

	Equal to or greater than the Grant C Unit Hurdle Amount	Grant C Initial Distribution[3] + (Percentage Interest X (Cumulative Distributions –Grant A-1 Initial Distribution – Grant C Unit Hurdle Amount – Grant C Initial Distribution))

[3]	Grant C Initial Distribution = Percentage Interest X (Grant C Unit Hurdle Amount – Grant B Unit Hurdle Amount)
Exhibit A – Page 5

EXHIBIT J
AMENDMENT NO. 2 TO
FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
EBS MASTER LLC
     This Amendment No. 2 (this “Amendment”) to the Fifth Amended and Restated Limited Liability Company Agreement, dated as of July 2, 2009, of EBS Master LLC, a Delaware limited liability company (the “Company”) (as amended by Amendment No. 1, dated as of [                    ], 2009, to such Fifth Amended and Restated Limited Liability Company Agreement, the “LLC Agreement”), is being entered into as of                     , 2009. Capitalized terms used herein and not otherwise defined have the respective meanings given them in the LLC Agreement.
     WHEREAS, in connection with the proposed initial public offering of common stock of Emdeon Inc., a Delaware corporation (“Emdeon”), pursuant to the Reorganization Agreement, dated as of [                    ], 2009, by and among Emdeon, the Company and the other parties thereto (as the same may be amended or modified, the “Reorganization Agreement”), the Company has agreed to enter into various reorganization transactions;
     WHEREAS, pursuant to the Amended and Restated EBS Executive Equity Incentive Plan (the “Equity Plan”) and Section 3.3(c) of the LLC Agreement, the Company has issued Grant Units to Plan Member;
     WHEREAS, pursuant to Sections IV.B and IX.B of the Equity Plan, the Managing Member has the authority to adjust outstanding Grant Units as it deems equitable to reflect the occurrence of certain events or transactions;
     WHEREAS, the Managing Member has determined that in connection with the reorganization transactions, in order to preserve the potential benefits under the Equity Plan, the outstanding Grant Units shall be adjusted into (i) vested and unvested Units and (ii) the TRA Rights, as defined in the Reorganization Agreement (the “TRA Rights”); and
     WHEREAS, pursuant to its authority under the Company’s Amended and Restated EBS Incentive Plan (the “Phantom Plan”), the Managing Member has determined that in connection with the reorganization transactions, in order to preserve the potential benefits of awards granted under the Phantom Plan (i) vested awards outstanding under the Phantom Plan shall be converted into shares of Class A Common Stock, par value $0.00001 per share, of Emdeon (the “Class A Stock”) and (ii) unvested awards outstanding under the Phantom Plan shall be converted into unvested

2
restricted stock unit awards entitling the holder thereof to receive shares of Class A Stock upon vesting;
     NOW THEREFORE, pursuant to Section 13.1 of the LLC Agreement, the LLC Agreement is hereby amended as follows:
     Section 1. Grant Unit Adjustment. Effective as of the date hereof, all outstanding Grant Units issued by the Company to Plan Member under the Equity Plan shall be adjusted into (i) such number of vested and unvested Units as set forth on Exhibit A hereto and (ii) the TRA Rights.
     Section 2. Schedule of Members. Exhibit A to the LLC Agreement is hereby replaced with Exhibit A to this Amendment, solely to reflect the conversion of Grant Units into vested and unvested Units.
     Section 3. Issuance of EBS Units to Emdeon. In connection with the issuance of Class A Stock to holders of vested awards outstanding under the Phantom Plan, the Company hereby issues                      Units to Emdeon.
     Section 4. Effectiveness. Except as provided in this Amendment, the LLC Agreement shall continue in full force and effect.
     Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.
     Section 6. Counterparts. This Amendment may be executed in one or more counterparts and all of such counterparts shall constitute one and the same agreement.
[Signature page to follow.]

     IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the day and year first above written.

DIRECTORS:

Tracy Bahl

Dinyar Devitre

Mark Dzialga

Philip Hammarskjold

Jim Kever

Jonathan Korngold

George Lazenby

Philip Pead

Allen Thorpe
[Signature page to Amendment No. 2 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

COMPANY: EBS MASTER LLC
By:
Name:
Title

[Signature page to Amendment No. 2 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

MEMBERS:

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:

Name:
	Title:	Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:

Name:
	Title:	Managing Director

HFCP VI DOMESTIC AIV, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:

Name:
	Title:	Managing Director
[Signature page to Amendment No. 2 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

H&F HARRINGTON AIV I, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:

Name:
	Title:	Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By:	Hellman & Friedman LLC, its General Partner

By:

Name:
	Title:	Managing Director
[Signature page to Amendment No. 2 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

EMDEON INC.
By:
Name:
Title:

EBS HOLDCO I, LLC
By:
Name:
Title:

EBS HOLDCO II, LLC
By:
Name:
Title:

[Signature page to Amendment No. 2 to
Fifth Amended and Restated LLC Agreement of EBS Master LLC]

Exhibit A
MEMBERS, BEGINNING NET CAPITAL AND INTERESTS

					Percentage of Class of
	Beginning Net	Capital Account as		Units other than Grant	Units (other than	Date Issued by the
Members	Capital	of July 2, 2009		Units	Grant Units)	Company
Emdeon Inc.	$320,113,126	$	[ ]	77,413,609.90	%	November 16, 2006
						(52,000,000)
						February 8, 2008
						(25,413,610.04)

Hellman & Friedman Capital Associates VI, L.P.	$135,300	$	[ ]	11,294.61	%	February 8, 2008

Hellman & Friedman Capital Executives VI, L.P.	$1,197,200	$	[ ]	99,940.18	%	February 8, 2008

HFCP VI Domestic AIV, L.P.	$267,734,100	$	[ ]	22,349,977.04	%	February 8, 2008

Hellman & Friedman Investors VI, L.P.	$ [ ]	$	[ ]	125,178	%	February 8, 2008

				Units other than Grant	Percentage of Class of
	Beginning Net	Capital Account as		Units (Escrow/ Non-	Units (other than	Date Issued by the
eRx Members	Capital	of July 2, 2009		Escrow/ Total)	Grant Units)	Company
James Fehring	N/A	$	[ ]	2,582/1,793/4,375	%	July 2, 2009
Barry Guld	N/A	$	[ ]	30,205/20,966/51,171	%	July 2, 2009
Michael Ingram	N/A	$	[ ]	9,181/6,373/15,554	%	July 2, 2009
Lyle Holdings, LP	N/A	$	[ ]	275,424/191,183/466,607	%	July 2, 2009
Kevin Mahoney	N/A	$	[ ]	7,785/5,404/13,189	%	July 2, 2009
National Health Systems, Inc.	N/A	$	[ ]	262,662/182,324/444,986	%	July 2, 2009
Now Technology, Inc.	N/A	$	[ ]	494,880/343,515/838,395	%	July 2, 2009
Richard Sage	N/A	$	[ ]	9,281/6,442/15,723	%	July 2, 2009

Exhibit A - Page 1

Units other than Grant
	Beginning Net	Capital Account as		Units (Escrow/ Non-		Date Issued by the
Management Members	Capital	of [ ], 2009		Escrow/ Total)		Company
George Lazenby	N/A	$	[ ]		%	[ ], 2009
Ed Caldwell	N/A	$	[ ]		%	[ ], 2009
Pat Coughlin	N/A	$	[ ]		%	[ ], 2009
Damien Creavin	N/A	$	[ ]		%	[ ], 2009
Philip Hardin	N/A	$	[ ]		%	[ ], 2009
Sajid Kahn	N/A	$	[ ]		%	[ ], 2009
Bob Newport	N/A	$	[ ]		%	[ ], 2009
Ben Scully	N/A	$	[ ]		%	[ ], 2009
Ryan Smith	N/A	$	[ ]		%	[ ], 2009
Gary Stuart	N/A	$	[ ]		%	[ ], 2009
Tracy Bahl	N/A	$	[ ]		%	[ ], 2009
Greg Stevens	N/A	$	[ ]		%	[ ], 2009
Frank Manzella	N/A	$	[ ]		%	[ ], 2009
Dinyar Devitre	N/A	$	[ ]		%	[ ], 2009
Jim Kever	N/A	$	[ ]		%	[ ], 2009
Phil Pead	N/A	$	[ ]		%	[ ], 2009
TOTAL	N/A	$	[ ]	101,850,000.00	100.00%

Exhibit A - Page 2